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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 22, 2005



                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)

          DELAWARE                    1-8483                   95-3825062
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(State or other jurisdiction       (Commission              (I.R.S. Employer
     of incorporation)             File Number)            Identification No.)


   2141 Rosecrans Avenue, Suite 4000
        El Segundo, California                                    90245
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(Address of Principal Executive Offices)                        (Zip Code)

                                 (310) 726-7600
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              (Registrant's telephone number, including area code)

        Former name or former address, if changed since last report: N/A

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

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ITEM 8.01         OTHER EVENTS

         On June 22, 2005, Unocal Corporation ("Unocal") announced by press release that it has received a proposal from CNOOC Limited, an affiliate of China National Offshore Oil Company, to acquire all of the outstanding shares of Unocal for $67 per share in cash. A copy of the press release dated June 22, 2005 is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.         Description
-----------         -----------
99.1                Joint Press Release, dated June 22, 2005







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 UNOCAL CORPORATION

                                                 /s/ Bryan J. Pechersky
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                                                 By: Bryan J. Pechersky
                                                     Corporate Secretary

Date:  June 22, 2005






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                                  EXHIBIT INDEX

Exhibit No.         Description
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99.1                Joint Press Release, dated June 22, 2005